Note 4 - Advances for Vessels under Construction	12 Months Ended
Dec. 31, 2015
Advances For Vessels Under Construction [Abstract]
Advances For Vessels Under Construction [Text Block]

4. Advances for Vessels under Construction

On November 29, 2013, the Company concluded an agreement with an established Chinese shipyard for the construction of two Ultramax fuel efficient drybulk carriers. The vessels will have a carrying capacity of 63,500 dwt each and will be built at Yangzhou Dayang Shipbuilding Co., Ltd., member of Sinopacific Shipbuilding Group. Delivery of the vessels is scheduled during the third quarter of 2016. The aggregate purchase price of the two newbuilding vessels is approximately $54.4 million. See Note 11 for schedule of outstanding payments to the yard.

On April, 2014, the Company concluded an agreement with an established Chinese shipyard for the resale and construction of two Kamsarmax fuel efficient drybulk carriers. The vessels will have a carrying capacity of 82,000 dwt each and will be built at Jiangsu Yangzijiang Shipbuilding Co., Ltd. The first vessel was delivered to the Company on February, 2016. Delivery of the second vessel is scheduled for the first quarter of 2018. The aggregate purchase price of the two newbuilding vessels is approximately $59.2 million. See Note 11 for schedule of payments to the yard.

As of December 31, 2015 the amount of the advances for vessels under construction amounts to $32,004,819 mainly representing progress payments according to the agreement entered into with the shipyard as well as legal and other costs related to the construction and another $697,048 for capitalized interest costs for a total of $32,701,867.